ADDENDUM #1

TO

CONSULTING

AGREEMENT

BY AND BETWEEN

ALL FOR ONE MEDIA

AND

IRVING MINNAKER

ADDENDUM #1 TO CONSULTING AND AGREEMENT

This Addendum #1 to CONSULTING AND AGREEMENT (this "Addendum #1") is entered into on August 3, 2016 and effective as of the 29th day of March, 2016, by and between All For One Media (the "Company") and Irving Minnaker ("Consultant").

BACKGROUND

A. On March 29, 2016, the parties entered into that certain CONSULTING AND AGREEMENT (the "Agreement"), wherein the Company retained the Consultant for certain consulting services to the Company;

B. Section 4 of the Agreement set forth the Compensation for the Consultant by the Company;

C. The parties have since realized and agreed that the amounts listed in the Compensation section 4 of the Agreement were inaccurate and the parties wish to amend those amounts in this Addendum #1 to prevent any future confusion.

AGREEMENT

Notwithstanding the foregoing, the Agreement, or the transactions contemplated thereby, the parties agree that the number of shares to be issued to the Consultant and the schedule of issuing to the shares to the Consultant will be as follows: (i) 1,000,000 shares of common stock to be issued upon the effectiveness of a Form 10 Registration Statement and (i) 1,000,000 shares of common stock to be issued upon the effectiveness of a second Form 10 Registration Statement or other Registration Statement (including a Form S-1 Registration Statement). All shares issued to the Consultant shall be subject to all federal state and securities laws, including the Securities Act of 1933. An additional 2,000,000 shares of common stock may be issued to Consultant if the Renewal Term is extended. If the Company elects to file registration statement to register shares of common stock on a Form S-1, then the Consultant may have piggyback registration rights to register his shares on the Form S-1 if he so chooses. All other articles in the Agreement shall survive this Addendum #1, and are not amended or otherwise implicated by this Addendum #1.

[*Signatures on Following Page*]

IN WITNESS WHEREOF, the parties hereto have caused this Addendum #1 to be executed by their respective officers on the date first written above.

ALL FOR ONE MEDIA

Brian Lukow, President

CONSULTANT

Irving Minnaker